Exhibit 10.46

DEVELOPMENT AGREEMENT

THIS DEVELOPMENT AGREEMENT (this “Agreement”) is made and entered into as of this 10th day of February, 2005 to be effective as of December 16, 2004 (the “Effective Date”) by and between Palm Springs Radiation Enterprises, LLC, a California limited liability company (“Owner”) and California Radiation Therapy Management Services, Inc., a California corporation (“Management Services”).

RECITALS:

A. Owner is the owner of all that certain real property located in the City of Palm Desert, Riverside County (“County”), State of California, having a street address of 77-840 Flora Road, Palm Desert, California, and more particularly described on Exhibit “A” attached hereto and made a part hereof (the “Property”).

B. Management Services is a wholly owned subsidiary of Radiation Therapy Services, Inc., a Florida corporation (“RTSI”), a developer and operator of radiation therapy centers.

C. Owner and Management Services have previously agreed that Owner shall develop the Property as a radiation therapy center meeting the standards and requirements of RTSI for a radiation therapy center under its 21st Century Oncology flagship brand (the “Project”) and shall deliver the same to Management Services on a turnkey basis for operation and/or leasing by Management Services.

D. The parties are mutually desirous of entering into this Agreement in order set forth their understanding relative to the development and delivery to Management Services of the Project.

NOW THEREFORE, in consideration of the foregoing and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

SECTION 1

PROJECT DESIGN

1.1 Project Architect. The parties agree to the appointment of Architectronix, Inc., a California Professional Corporation as the “Project Architect”. The scope of services and total fees and costs for each stage thereof is set forth in those certain agreements for architectural services executed by and between Owner and Project Architect dated July 23, 2003 and December 7, 2004 (the “Architectural Agreement”), copies of which are attached hereto as Exhibit “B”.

1.2 Previously Prepared Plans and Specifications. The Project Architect has prepared certain plans and specifications for the Project, a detailed listing of which is set forth on Exhibit “C” attached hereto and made a part hereof (the “Plans”), which Plans are sufficient to fully complete the Project on a “turnkey” basis for delivery to Management Services as herein contemplated and which existing Plans are acceptable to the parties.

1.3 Additional Plans and Specifications to be Agreed Upon. To the extent that the Plans do not provide all necessary elements for the full completion of the Project as herein contemplated or in the event that additional plans are necessary for the completion of the Project, additional plans and specifications for the balance of the Project will be agreed upon by the parties in accordance with Section 2 of this Agreement.

SECTION 2

PLANS

2.1 Subsequent Plan Approval. Upon execution of this Agreement, the parties shall have each approved the Plans as set forth on Exhibit “C”. To the extent Additional Plans are necessary as herein provided, Management Services shall approve the Additional Plans within fifteen (15) Business Days following receipt thereof from Owner. The failure of Management Services to disapprove such Additional Plans within such Fifteen (15) Business Day period shall constitute its approval thereof. If Management Services reasonably disapproves the Additional Plans, then Management Services shall notify Owner in writing of any reasonably required changes, and Owner shall promptly incorporate any such changes into the Plans and redeliver them, as revised, to Management Services for approval. In any case, the Plans and any Additional Plans shall comply with all laws, rules, and regulations of all governmental authorities having jurisdiction over the Property, as well as the requirements of any such governmental authorities which must accept any elements of the Project to be constructed pursuant to the terms hereof (herein, “Governmental Requirements”) and in accordance with all standards of RTSI relative to 21st Century Oncology Centers.

2.2 Resolution of Disputes. Any dispute with respect to the Plans or any Additional Plans shall be resolved by the submission of such issue to an independent California licensed architect jointly selected by the parties, which independent architect shall have at least ten (10) years’ experience in the construction of improvements similar to the Project and who shall not have worked for either of the parties within three (3) years prior to the date of this Agreement. If the parties cannot agree on the selection of an independent architect, then Management Services shall select the same. Such selection and the decision rendered by such selected independent architect shall in all events be accomplished within fifteen (15) Business Days after the date either party notifies the other of the dispute, and shall be binding upon the parties. The fees of the independent architect engaged to resolve a dispute between the parties relative to the Plans shall be split equally by the parties involved in the dispute.

2.3 Additional Plans and Specifications. Additional Plans approved pursuant to the terms of this Section shall be deemed to be included within the definition of Plans once approved.

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SECTION 3

DEVELOPMENT OF PROJECT

3.1 Development. Owner shall be solely and exclusively responsible, subject to all approval rights of Management Services hereunder, at its sole cost and expense to commence, diligently prosecute and complete the Project in accordance with the Plans, all Governmental Requirements and standards required by RTSI so as to deliver to Management Services on a “turnkey” basis upon completion a first class radiation therapy center and facility. Owner shall be solely responsible for obtaining, at its sole cost and expense, any and all governmental permits, licenses and approvals necessary for the construction, completion and equipping of the Project. Owner hereby represents and warrants to Management Services that all required permits and approvals necessary for the construction, completion and equipping of the Project.

3.2 Financing. Owner acknowledges, covenants and agrees that it is solely responsible for investment of all equity investment in to the Project, as well as for obtaining financing for the construction, completion and equipping of the Project. Owner represents and warrants and covenants and agrees with Management Services that it shall obtain all financing for the construction and completion of the Project and shall disclose to Management Services the name of any institutional lender providing such financing and the terms thereof. Owner agrees that it shall provide to Management Services within ten (10) days from entering into any such financing, true, complete and correct copies of all loan documents evidencing and/or securing said financing.

3.3 Contract and Contractor. Management Services has previously entered into a Standard Form of Agreement Between Owner and Contractor (AIA Document A101—1997) (the “General Contract”) with ACN Construction, Inc. (“Contractor”) for construction and completion of the Project, a true, correct and complete copy of which is attached hereto as Exhibit “D”. Contemporaneously with the execution and delivery hereof, Management Services and Owner shall enter into an Assignment of Construction Contract pursuant to which Management Services shall assign to Owner the General Contract and all of Management Services’ rights thereunder, and Owner shall assume and agree to perform and indemnify Management Services from all obligations, liabilities and performances required to be performed by Management Services under the General Contract. The General Contract is an unclassified, fixed price contract, providing for progress payments, retainage of not less than ten percent (10%) of each such progress payment, and with final payment to be conditioned upon the parties’ approval of the Project (which approval shall not be unreasonably withheld or delayed), and certification by the Project Architect that the Project has been completed in accordance with the Plans.

3.4 Completion of Project. Owner shall cause the Contractor to substantially complete the Project in accordance with the construction schedule set forth on Schedule 1 hereto (the “Construction Schedule”), including without limitation the Completion Date

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provided therein, subject only to Punch List items (defined below), and in accordance with the construction budget set forth on Schedule 2 hereto (the “Project Budget”). The Project shall be performed in a good and workmanlike manner using sound construction practices and so as to comply with the Plans, all Governmental Requirements and all standards established by RTSI for a radiation therapy center. Upon substantial completion of the Project and issuance of a Certificate of Occupancy therefor, Owner shall cause the Project Architect to provide a written certification to Management Services that all work for the Project has been completed in accordance with the Plans. Within fifteen (15) days following substantial completion of the Project and issuance of a Certificate of Occupancy therefor, Owner and Management Services shall meet and confer to prepare a written punch list setting forth any incomplete or defective items of the Project that require additional work by Owner (“Punch List”). To the extent reasonably practicable, Owner shall perform or cause all items of work disclosed in the Punch List to be fully performed and completed within thirty (30) days following completion of the Punch List, provided that if such work requires more than thirty (30) days to complete, Owner shall not be in default hereunder if it commences to cure such Punch List items within such thirty (30) day period and diligently pursues such cure to completion.

3.5 Equipping of Project. Owner acknowledges and agrees that Devoto Construction of Southwest Florida, Inc. (“Devoto”), an affiliate of RTSI, shall serve as purchasing manager of certain of the equipment and other items required to complete the equipping of the Project in accordance with the Plans and the standards and requirements of RTSI. Owner acknowledges that Devoto is able to achieve certain savings relative to the purchase of such equipment as a result of its relationship with vendors providing the same. Owner agrees that contemporaneously with the execution and delivery hereof, it shall enter into a Purchasing Agreement with Devoto in the form attached hereto as Exhibit “E”, to manage and arrange the purchase and installation of such equipment.

3.6 Change Orders. Any change order and corresponding revisions to the Project or the Plans requested shall be subject to the prior written approval of Owner, with major or material change orders also subject to the prior approval of Management Services.

3.5 Indemnification. Owner shall and does hereby indemnify Management Services and RTSI, and their general and limited partners, officers, directors, members, managers, employees, agents, shareholders, successors and assigns (collectively, the “Indemnified Parties”), and holds the Indemnified Parties harmless from all loss, damage, cost, expense and attorneys’ fees that any of the Indemnified Parties may suffer at any time by reason of or arising as a result of the activities performed by Owner, it’s agent, employees and/or contractor(s) under this Agreement, including without limitation the construction and completion of the Project. Owner hereby agrees to cause Management Services and RTSI to be named as additional insureds under any and all liability and builder’s risk insurance policies issued in connection with the Project.

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SECTION 4

COMPLETION OF PROJECT

4.1 Operating Agreement; Lease. Upon completion of the Project as evidenced by the delivery of a Certificate of Occupancy therefor and provided that the Project has been fully equipped and otherwise accepted by Management Services, Owner and Management Services shall enter into an Operating Agreement and/or Lease pursuant to which Management Services shall manage and operate the completed Project generally upon the business terms set forth on Exhibit “F” attached hereto and made a part hereof.

SECTION 5

DEFAULT; SELF HELP

5.1 Owner Default. Owner shall be deemed in default of this Agreement if it fails to provide due diligence to Management Services to insure performance pursuant to the Construction Contract.

SECTION 6

GENERAL PROVISIONS

6.1 Termination. Unless sooner terminated for default or otherwise, this Agreement shall terminate upon satisfaction of all the following conditions: (i) Owner’s full completion of the Project; (ii) Management Services’ acceptance of the completed Project; and (iii) Management Services’ and Owner’s entry into an operating agreement or lease relative to the operation of the completed Project.

6.2 Binding Effect. Subject to any provision hereof restricting assignment, this Agreement shall be binding upon and inure to the benefit of the executing parties and their respective successors and assigns.

6.3 Costs and Attorneys’ Fees. If any party to this Agreement brings or commences any legal action or proceeding to enforce any of the terms of this Agreement (or for damages by reason of an alleged breach of this Agreement), the prevailing party in such action shall be entitled to recovery of all costs and expenses of litigation, including reasonable attorneys’ fees and costs, as part of its judgment. The prevailing party shall also be entitled to recovery of all costs and expenses, including reasonable attorneys’ fees, in enforcing any judgment awarded to it.

6.4 Relationship of Parties. Nothing contained in this Agreement shall be deemed or construed, either by the parties hereto or by any third party, to create the relationship of principal and agent or create any partnership, joint venture or other association between Owner and Management Services.

6.5 Notices. All notices, including deliveries of documentation (i.e., plans and contracts) for review and approval herein shall be sent by either personal delivery, a

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reputable overnight courier which keeps receipts of delivery (such as UPS or Federal Express), or through the facilities of the United States Post Office, postage prepaid, certified or registered mail, return receipt requested. Any such notice shall be effective upon delivery, if delivered by personal delivery or overnight courier, and seventy-two (72) hours after dispatch, if mailed in accordance with the above. Notices to the respective parties shall be sent to the following addresses unless written notice of a change of address has been previously given pursuant hereto:

To Owner:	Palm Springs Radiation Enterprises, LLC
2234 Colonial Boulevard
Fort Myers, FL 33907
Attention: Daniel E. Dosoretz, M.D.

To Management Services:	California Radiation Therapy Management
Services, Inc.
2234 Colonial Boulevard
Fort Myers, FL 33907
Attn: David M. Koeninger
Phone: (239) 931-7282
Fax: (239) 931-7380

6.6 Consents. Whenever in this Agreement a party is, or may be, called upon to give its consent or approval to any action, except as otherwise specifically provided herein, the consent or approval shall not be unreasonably withheld or delayed.

6.7 Exhibits Incorporated. Each exhibit and schedule attached hereto and referred to in this Agreement is hereby incorporated by reference as though set forth in full where referred to (by letter or description) herein.

6.8 Force Majeure. If Owner is delayed in the performance of the Project for more than 90 days by reason of force majeure such as fire, earthquake, hurricane or war, riots, strikes, lockouts, insurrections, unusually severe, adverse weather conditions, or any other condition beyond Owner’s reasonable control, then the Construction Schedule shall be extended by the appropriate number of days to account for such delay.

6.9 Entire Agreement; Modification. This Agreement (including the Recitals set forth at the beginning of this Agreement, all of which are incorporated herein by this reference) embodies and constitutes the entire understanding between the parties with respect to the transaction contemplated herein. All prior or contemporaneous agreements, understandings, representations and statements, oral or written, are merged into this Agreement. Neither this Agreement nor any provision hereof may be waived, modified, discharged, or terminated except by an instrument in writing signed by the party against which the enforcement of such waiver, modification, amendment, discharge or termination is sought, and then only to the extent set forth in such instrument.

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7.12 Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of Florida.

7.13 Headings. Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement.

7.14 Interpretation. Whenever the context hereof shall so require, the singular shall include the plural, the male gender shall include the female gender and the neuter, and vice versa, and the use of the terms “include,” “includes” and “including” shall be without limitation to the items which follow.

7.15 Severability. In case any one or more of the provisions hereof shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

7.16 Joint Drafting. The parties acknowledge that each has played an equal part in the negotiation and drafting of this Agreement, and in the event any ambiguities should be realized in the construction or interpretation of this Agreement, such ambiguities shall not be construed against either party solely on account of authorship.

7.17 Time is of the Essence. The parties acknowledge that time is of the essence for each time and date specifically set forth in this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

“Owner”

PALM SPRINGS RADIATION ENTERPRISES, LLC

By:	/s/ Howard M. Sheridan
Name:	Howard M. Sheridan
Title:	Manager

“Management Services”

CALIFORNIA RADIATION THERAPY MANAGEMENT SERVICES, INC.

By:	/s/ Daniel E. Dosoretz
Name:	Daniel E. Dosoretz
Title:	President and CEO

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Exhibit “A”

Legal Description

LEGAL DESCRIPTION

The land referred to herein is situated in the State of California, County of RIVERSIDE, Unincorporated Area, described as follows:

PARCEL 36 OF PARCEL MAP NO. 29715-1, AS FILED IN BOOK 202 AT PAGES 35 THROUGH 39, INCLUSIVE, OF PARCEL MAPS, RECORDS OF RIVERSIDE COUNTY, CALIFORNIA, TOGETHER WITH PARCEL “A” OF CERTIFICATE OF PARCEL MERGER NO. 01354, RECORDED JULY 1, 2003, AS INSTRUMENT NO. 2003-487225, RECORDS OF RIVERSIDE COUNTY, CALIFORNIA, DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHWEST CORNER OF SAID PARCEL A; THENCE ALONG THE NORTH LINE OF SAID PARCELS “A” AND 36, SOUTH 89 16’55” EAST, 396.41 FEET TO THE NORTHEAST CORNER OF PARCEL 36; THENCE ALONG THE EAST LINE OF SAID PARCEL 36 THE FOLLOWING TWO COURSES: SOUTH 00 43’05” WEST 102.12 FEET; THENCE SOUTH 42 55’16” EAST 123.44 FEET TO THE SOUTH LINE OF PARCEL 36 AND THE BEGINNING OF A NON-TANGENT CURVE CONCAVE SOUTHEASTERLY AND HAVING A RADIUS OF 628.50 FEET, A RADIAL LINE THROUGH SAID POINT BEARS NORTH 1 52’15” WEST; THENCE ALONG SAID CURVE AND SOUTH LINE THROUGH A CENTRAL ANGLE OF 31 16’00” AN ARC LENGTH OF 342.98 FEET TO THE BEGINNING OF A REVERSE CURVE CONCAVE NORTHERLY AND HAVING A RADIUS OF 24.50 FEET, A RADIAL LINE THROUGH SAID POINT BEARS NORTH 33 08’15” WEST; THENCE WESTERLY AND NORTHWESTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 82 54’07” AN ARC LENGTH OF 35.45 FEET TO THE BEGINNING OF A REVERSE CURVE CONCAVE SOUTHWESTERLY AND HAVING A RADIUS OF 228.50 FEET, A RADIAL LINE THROUGH SAID POINT BEARS NORTH 49 45’52” EAST; THENCE NORTHWESTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 37 42’44” AN ARC LENGTH OF 150.40 FEET TO THE SOUTHWEST CORNER OF SAID PARCEL “A” A RADIAL LINE THROUGH SAID POINT BEARS NORTH 12 03’08” EAST; THENCE ALONG THE WEST LINE OF PARCEL “A”, NORTH 00 42’34” EAST 218.83 FEET TO THE NORTHWEST CORNER OF PARCEL “A” AND POINT OF BEGINNING.

NOTE: SAID LAND IS DESCRIBED AND DELINEATED AS PARCEL 21-B IN THAT CERTAIN CERTIFICATE OF PARCEL MERGER NO. 1401 RECORDED AUGUST 28, 2003 AS INSTRUMENT NO. 2003-665897 OF OFFICIAL RECORDS.

End of Legal Description

Exhibit “B”

Architectural Agreement

ARCHITECTURAL SERVICES PROPOSAL

ARCHITECTURAL SERVICES

MEDICAL ONCOLOGY BUILDING in PALM DESERT, CA

7/23/03

Mr. T. Bengocha

Bentar Development

5900 Emerald Avenue, Suite B

Las Vegas, NV 89122

PROJECT:	A new medical building of approximately 7,000 square feet Single story Type V-N construction, Building is located in Palm Desert, CA.

SCOPE OF WORK:

Provide architectural and engineering services that includes the following:

1.	Planning Department Exhibits: Include preliminary site plan, preliminary flour plan. preliminary exterior elevations. and preliminary landscape plan. Exterior color and material board.

2.	Provide architectural construction document services and coordination of engineering services, (Structural, Electrical, Mechanical, Plumbing) necessary to complete construction documents. Coordination of other owners consultants are considered additional serviced and are not a part of those basic services agreement.

Architectural - Architectural Site Plan. Floor Plan. Reflected Ceiling Plan. Roof Plan. Exterior. Wall Sections, Details, Architectural Specifications, Finish. Door, Hardware schedules, general construction notes, disabled access requirements. building envelope calculations for energy compliance.

1.	Structural Engineering - Proposal includes structural engineering calculation and drawings for design of a new single story Type V non rated building on conventional footings.

2.	Electrical Engineering - Including new power plan, roof plan, lighting plan lighting schedules reviewed and modified as required, details and Energy calculations. Photometric site analysis and site lighting is additional. See additional services.

3.	Mechanical Engineering - Design and drafting for HVAC that includes mechanical equipment schedules, details, calculations, and specifications.

ARCHITECTRONIX, INC.	A California Corporation	John M. Rix, Architect
3505 Codillac. Avenue, Suite F-1	Costo Mesa, California 92626	(714) 9 836-0702 Fax (714) 836-8442

4.	Plumbing Engineering – Plumbing engineering including water and gas piping, waste and vent piping, roof plan, isometric diagram, schedules and details.

ADDITIONAL SERVICES

1.	Design Review Board meetings.

2.	At the owners request, architect will provide colored rendering on an hourly basis per the fee schedule.

3.	Modal of building and site. Fee determined for level of finish model and size.

4.	City processing necessary to obtain Building Department approval. (Haurty per fee schedule – hourly rate applies)

5.	Site Lighting and Photometric study - $1,200.00

Does not include the following:

1.	Any engineering other than those disciplines specified above, including civil engineering and soils investigation and reporting.

2.	Fire protection drawings.

3.	Governmental permit fees.

4.	Building Sign drawings and/or sign permits.

5.	Any agency processing other than as specified above.

6.	Building modification not specified above.

7.	Shop drawings of any kind.

8.	Traffic Studies.

9.	Signage.

10.	Off site improvements.

11.	Landscape Design and drafting.

FEE SCHEDULE

• Architect	$150.00
Project Designer	$110.00
• Project Manager	$95.00
Job Captain	$8500
• Drafter	$75.00
• Bookkeeping	$45.00
• Clerical	$35.00

☒	based on time & material only

Bentar Medical Building

Las Vegas, NV

ARCHITECTURAL SERVICES
Preliminary Design	Included in Construction Does
Construction Documents	$ 28,000.00
City Processing	Hourly per fee schedule

ENGINEERING SERVICES
Structural	$6,000.00
Electrical	$8,000.00
Mechanical	Included in Electrical
Plumbing	Included in Electrical

TOTAL	$39,000.00 + City Processing

Additional Services
Design Review Board Meetings	Hourly per fee schedule
Color Renderings	Hourly per fee schedule

Reimbursable Cost (separate from above):

Delivery charges, travel charges, mileage charges @ 50 cents per mile. Reproduction charges and photo processing charges at a rate of 1.15 times actual charges. Final plotting on vellum at $20.00 per plot, computer disks, postage, models.

SCHEDULE OF COMPENSATION

☐ C. O. D.        ☐weekly        ☒bi-weekly        ☐monthly        ☐3 eq. payments;

$ 11,700.00 (30%) retainer required prior to alert of work. $12,500.00 (50%) required at building department submittal, ($7,800.00) 20% at building department approval.

CLIENTS RESPONSIBILITY

Client shall provide Architect with a complete soils report and survey of the site indicating location of all utilities serving the site. a final grading plan of the site, any existing drawings of the site and building, any requirements of developers or other agencies applicable to the site, and ready access to the project site.

Signature below indicates acceptance of this proposal. A full contract for services will be issued for signature and approval before the start of work on the project.

Any alterations or deviation from the work described above involving extra cost will be made only on a written change order, and will become an extra charge over and above this contract. It is understood that these services may be terminated by written notice at any time for good reason by either party. In this event Architectronix, Inc. shall be reimbursed for all work performed to date of termination.

Authorized Signature	/s/ JOHN RIX	Date	7/23/03
(Architectronix, Inc.)

Authorized Signature	/s/ RICARDO ANDISCO	Date	8/5/03
(Client)

Bentar Medical Building

Palm Desert, CA

ARCHITECTURAL SERVICES PROPOSAL

CONSTRUCTION OBSERVATION SERVICES

21ST CENTURY ONCOLOGY BUILDING in PALM DESERT, CA

12/07/04

Mr. Ricardo Andisco

21st Century Oncology

2234 Colonial Blvd

Fort Myers, FL 33907

RE: CONSTRUCTION OBSERVATION FOR THE ABOVE REFERENCED PROJECT

Construction Observation: During the Construction Phase of the Project, Architect shall perform the following services:

(a) Architect’s responsibility to provide services for the Construction Phase of the Project commences with the award of the Contract for Construction and terminates upon completion of construction of the Project and issuance of a certificate of occupancy by the appropriate governmental authorities.

(b) Provide administration of the Contract for Construction. Architect agrees to modify this Agreement as necessary to conform to the provisions of the Contract for Construction entered into between Client and Contractor, subject to Architect’s reasonable approval of the modifications.

(c) Architect shall be a representative of and shall advise and consult with Client during construction until final payment to Contractor is due and from time to time during the correction period, whether or not such correction period is defined in the Contract for Construction between Client and Contractor. Architect and, where appropriate, its consulting engineers, shall attend periodic meetings with Client and Contractor, and Architect at no charge shall also provide written responses to requests for Information or clarification submitted by Contractor and/or its subcontractors. Architect shall have authority to act on behalf of Client only to the extent provided in this Agreement unless otherwise modified by written instrument.

(d) Visit the site of the Project at intervals appropriate to the stage of construction or as otherwise agreed by Client and Architect in writing, to become generally familiar with the progress and quality of the Work completed and to determine in general if the Work is being performed in a manner indicating that the Work when completed will be in

ARCHITECTRONIX, INC.	A California Corporation	John M. Rix, Architect
3505 Cadillac Avenue, Suite F-1	Costa Mesa, California 92626	(714) 836-0702 Fax (714) 836-8442

accordance with the Contract Documents. However, Architect shall not be required to make continuous on-site inspections to check the quality or quantity of the Work. On the basis of on-site observations as an architect, Architect shall keep Client informed of the progress and quality of the Work via written report issued within 2 days of the visit, and shall endeavor to guard Client against defects and deficiencies in the Work.

(e) Except as provided in this Agreement, Architect shall not have control over or charge of and shall not be responsible for construction means, methods, techniques, sequences or procedures, or for safety precautions and programs in connection with the Work, since these are Contractor’s responsibility under the Contract for Construction. Architect shall not be responsible for Contractor’s schedules or failure to carry out the Work in accordance with the Contract Documents. Architect shall at all times have access to the Work wherever it is in preparation or progress.

(f) Except as may otherwise be provided in the Contract Documents or when direct communications have been specially authorized, Client and Contractor shall communicate through Architect. Communications by and with Architect’s consultants shall be through Architect.

(g) Based on Architect’s observations and evaluations of Contractor’s Applications for Payment, Architect shall review and certify the amounts due Contractor.

(h) Architect’s certification for payment shall constitute a representation to Client that the Work has progressed to the point indicated and that, to the best of Architect’s knowledge, information and belief, quality of the Work is in accordance with the Contract Documents. The foregoing representations are subject to an evaluation of the Work for conformance with the Contract Documents upon Substantial Completion, to results of subsequent tests and inspections; to minor deviations from the Contract Documents correctable prior to completion and to specific qualifications expressed by Architect. The issuance of a Certificate for Payment shall further constitute a representation by Architect that Contractor is entitled to payment in the amount certified. However, the issuance of a Certificate for Payment shall not be a representation that Architect has (1) made exhaustive or continuous on-site inspections to check the quality or quantity of the Work, (2) reviewed construction means, methods, techniques, sequences or procedures, or (3) ascertained how or for what purpose Contractor has used money previously paid on account of the Contract Sum.

(i) Architect shall have authority to reject Work that does not conform to the Contract Documents. Whenever Architect considers it necessary or advisable for implementation of the intent of the Contract Documents, Architect will have authority to require additional inspection or testing of the Work in accordance with the provisions of the Contract Documents, whether or not such Work is fabricated, installed or completed. However, neither this authority of Architect nor a decision made in good faith give rise to a duty or responsibility of Architect to Contractor, subcontractors, material and equipment suppliers, their agents or employees or other persons performing portions of the Work.

(j) Review and approve or take other appropriate action upon Contractor’s submittals such as Shop Drawings, Product Data and Samples for the purpose of checking for conformance with information given and the design concept express in the Contract Documents. Architect’s action shall be taken with such reasonable promptness as to cause no delay in the Work or in the construction of Client or of separate contractors, while allowing sufficient time in Architect’s professional judgment to permit adequate review. Review of such submittals is conducted for the purpose of determining the accuracy and completeness of other details such as dimensions and quantities and for substantiating instructions for installation or performance of equipment or systems designed by Contractor, all of which are also the responsibility of Contractor to the extent required by the Contract Documents. Architect’s review shall not constitute approval of safety precautions or, unless otherwise specifically stated by Architect, of

21st Century Oncology

Palm Desert, CA

construction means, methods, techniques, sequences or procedures. When professional certification of performance characteristics of materials, systems or equipment is required by the Contract Documents, Architect shall be entitled to rely upon such certification to establish that the materials, systems or equipment will meet the performance criteria required by the Contract Documents.

(k) Prepare Change Orders and Construction Change Directives, with supporting documentation and data if deemed reasonably necessary by Architect, for Client’s approval and execution in accordance with the Contract Documents. Prepare drawings, specifications and other documentation and supporting data responsive to Contractor’s proposals, requests for information and/or clarifications, and provide other services in connection with Change Orders and Construction Change Directives. Architect may authorize minor changes in the Work not involving an adjustment in the Contract Sum or an extension of the Contract Time, which are not inconsistent with the intent of the Contract Documents.

(l) Conduct inspections to determine the date or dates of Substantial Completion and the date of final completion, receive and forward to Client for Client’s review and records written warranties and related documents required by the Contract Documents and assembled by Contractor, and issue a final Certificate for Payment upon compliance with the requirements of the Contract Documents. This is part of the job site visits in 1.6(d) and there will not be any additional charge for this work.

(m) Interpret and decide matters concerning performance of Client and Contractor under the requirements of the Contract Documents on written request of either Client or Contractor. Architect’s response to such requests shall be made with reasonable promptness and within any time limits agreed upon.

(n) Interpretations and decisions of Architect shall be consistent with the intent of and reasonably inferable from the Contract Documents and shall be in writing or in the form of drawings. When making such interpretations and initial decisions, Architect shall endeavor to secure faithful performance by both Client and Contractor, and shall not show partiality to either.

(o) Architect’s decisions on matters relating to aesthetic effect shall be final if consistent with the intent expressed in the Contract Documents.

(p) Render written decisions within a reasonable time on all claims, disputes or other matters in question between Client and Contractor relating to the execution or progress of the Work as provided in the Contract Documents.

(q) Compensation for 1.6(c), (d), and (k) and (I) shall be additional services at the hourly per Architects fee schedule.

FEE SCHEDULE

• Architect	$165.00
Project Designer	$125.00
• Project Manager	$110.00
Job Captain	$95.00
• Drafter	$85.00
• Bookkeeping	$75.00
• Clerical	$65.00

☒	based on time & material only

21st Century Oncology

Palm Desert, CA

CONSTRUCTION OBSERVATION FEE	$56,000.00

TOTAL	$56,000.00

Reimbursable Cost (separate from above):

Delivery charges, travel charges, mileage charges @ 50 cents per mile. Reproduction charges, and photo processing charges at a rate of 1.15 times actual charges. Final plotting on vellum at $20.00 per plot, computer disks, postage, models.

SCHEDULE OF COMPENSATION

☐ C.O.D.        ☐weekly        ☐bi-weekly        ☒ monthly        ☐3 eq. payments;

$9,333.33 retainer required prior to start of work.

Authorized Signature	/s/ JOHN RIX	Date	12/8/04
(Architectronix, Inc.)

Authorized Signature	/s/ RICARDO ANDISCO	Date	12/8/04
(Client)

21st Century Oncology

Palm Desert, CA

Exhibit “C”

List of Plans

PROPOSED FUTURE EXPA
PROPOSED FUTURE EXPA

TOTAL AREA

PROJECT OCCUPAN
PROJECT CONSTRU

PARKING REQUIRED
11,200 / 200 SF =
PARKING PROVIDED
56 STALLS

LANDSCAPED AREA
TOTAL LOT AREA 1
DEDUCT BUILDING AREA 1
DEDUCT EASEMENT AREA 4
DEDUCT PAVED AREA 2
TOTAL LANDSCAPED AREA

22
PARCEL 21B
PROPOSED FUTURE EXPANSION, 1,237 SF
PROPOSED BUILDING, 6,963 SF
OPEN SPACE
FLORA ROAD
LAS MONTANAS ROAD
N 89°16'55" W 231.80'
N 89°16'55" W 164.61'
N 00°43'03" W 102.13'
N 85°39'12" W 397.19'
N 00°42'34" E 218.83'
N 00°42'34" E 255.72'
N 47°35'16" W 122.44'
D=34°42'48"
R=628.50'
L=380.78'
D=49°03'18"
R=228.50'
L=195.63'
D=82°54'07"
R=24.50'
L=35.45'

SITE
FLORA RD
LAS MONTANAS RD
COUNTRY CLUB DR
INTERSTATE 10
WASHINGTON ST
INDIO
PALM DESERT
NORTH
NO SCALE

VICINITY MAP
THOMAS BROS, 2004, RIV CO, PG 819, E-2

21st Century Oncology

77840 Flora Rd.,

Palm Desert, CA

10-1-04

T1.0	Title Sheet	10-1-04
1,2 of 2	Precise Grading Plan	10-27-04
1,2 of 2	Erosion control & storm water pollution prevention plan	10-27-04
1,2 of 2	On site water & sewer plan	11-03-04
A1.0	Site Plan	10-1-04
A1.1	Site Work Details	10-1-04
A2.0	Floor Plan	10-10-04
A2.1	Roof Plan	10-10-04
A2.2	Reflected Ceiling Plan	10-10-04
A3.0	Partial Plan (Therapy)	10-10-04
A3.1	Partial Plans and Interior Elevations (Restrooms)	10-1-04
A4.0	Exterior Elevations (North and West)	10-1-04
A4.1	Exterior Elevations (South and East)	10-1-04
A5.0	Building Sections	10-1-04
A5.1	Building Sections	10-1-04
A6.0	Door Schedule and Details	10-1-04
A6.1	Interior Finish Schedule & Door Details	10-10-04
A7.0	Interior Elevations	10-1-04
A7.1	Standard Millwork & Interior Elevations	10-1-04
A8.0	Details	10-10-04
A8.1	Details	10-1-04
A8.2	Details	10-1-04
A8.3	Details	10-1-04
A9.0	Radiology Equipment Details	10-1-04
A9.1	Dark Room Equipment Details	10-1-04
A9.2	Vault Installation Details	10-1-04
A9.3	Vault Door Details & Specs	10-1-04
A9.4	CT Simulator Details	10-10-04
A9.5	Vault Power Plan	10-10-04
A9.6	Vault Lighting Plan	10-1-04
A9.7	Details	10-1-04
FA.1	Facilities Access, ADA Information	10-1-04
FA.2	Facilities Access, ADA Information	10-1-04

SP-1	Specifications	10-1-04
SP-2	Specifications	10-1-04
SP-3	Specifications	10-1-04
SP-4	Specifications	10-1-04

S1	General Note & Details	10-1-04
S2	Foundation Plan	10-1-04
S3	Roof Framing Plan	10-1-04
S4	Details	10-1-04
S5	Details	10-1-04
S6	Building Sections	10-1-04

Ml	HVAC Schedules, Notes and Details	10-1-04
M2	HVAC Floor Plan	10-1-04
M3	HVAC Roof Plan	10-1-04
T24	Forms & Plans	10-1-04

P1	Plumbing Notes, Details, Legends & Specifications	10-1-04
P2	Plumbing Floor Plan, Waste and Vent	10-1-04

Exhibit F 1 of 2

P3	Plumbing Floor Plan – Water	10-1-04
P4	Plumbing Roof Plan	10-1-04
P5	Plumbing Isometric	10-1-04

El	Symbol List, Fixture Schedule, Title 24 calcs and Notes	10-1-04
E2	Electrical Power Plan	10-1-04
E3	Electrical Power Plan	10-1-04
E4	Electrical Lighting Plan	10-1-04
E5	Varian Therapy RM 150 Details	10-1-04
E6	CT Scanner/SIM RM 146 Details	10-1-04
E7	Single Line Diagram – Panel Schedules	10-1-04

L1	Irrigation plan	8-31-04
L2	Irrigation Specifications	8-31-04
L3	Planting Schematic Plan	8-31-04
L4	Planting Specifications and Details	8-31-04

End of Sheet Index.

Attached documents:

1.	See attached sheet Index (10-1-04)

2.	Structural Calculations prepared by Ken Okamoto & Associates

3.	Geotechnical Investigation Project # 544-3336 (03-09-596) prepared by Sladden Engineering

4.	Varian Medical systems Installation Data Package for 2100C(D), 2300C/D, 21EX, 23EX, Trilogy Equipment Information

5.	Varian Medical Systems Installation Data Package – On-Board Imager (OBI)/Trilogy Option for Clinac 2100C(D), 2300C/D, 21E/X, 23EX ver. 1/2004

6.	Nucletron microSelectron-HDR.v2 Site Preparation Manual

7.	Installation and Room Preparation for LAP Laser Installation and Connection to the FocalSim workstation.

8.	Huestis Styro-Former documentation

9.	GE Medical Systems HiSpeed TC/I Preinstallation Operating Documentation - Direction 2152916-100 Revisions 3

10.	Kodak RP X-Omat Processor Nodel M6B – Site Specifications Publication Part No. 1C7070 May 1994.

Exhibit F 2 of 2

PALM SPRINGS PROJECT

Revision drawings dated 10/8/2004

A2.0	Delete chart closet 114b for rig-in equipment.
A2.0	Delete trench at CT from PDU to restroom.
A2.0	Delete VB in CT/Sim.
A2.0	Closet 145 B to become: Communications closet (lockable and AC)
A2.0	Add window in office 132
A3.0	The concrete thickness of the ceiling is 3’-6” and 5’-6” across the entire width of the room
A3.0	The concrete wall around the vault door should be 1 ‘-6” thick.
A5.1	Determine key detail between wall and roof concrete poures.
A6.1	Therapy vault control area 114 should be carpet
A6.1	All carpet areas should have carpet base binded.
A6.1	Block room 134 should have 9’-6” ceiling height.
A6.1	Therapy vault 150 should have 9’-6’ ceiling height.
A7.0	Interior elevation are incomplete for revision
A9.2	It is a duplicate from A9.1
A9.3	CT Simulator floor plan is still showing the old lay out. See A2.0
A9.3	Vault floor plan: The pit for air and water to the linac is on the opposite side.
A9.3	Vault floor plan: Delete 1’-0”x1’-4” ETR pit on the sink side.
A9.3	Concrete wall around door should be 1’-6” thick.
A9.4	CT Simulator floor plan is still showing the old lay out. See A2.0
A9.4	Delete CT simulator laser profile. We are using LAP lasers
A9.5	The floor plan showing the underground is not legible (Lines are too light)
A9.7	Details showing LAP lasers are for metal structure. Use a metal portico for wood trusses.
S1	Concrete density for therapy walls / roof: 152 lb/Cu. Feet wet weight - 147 lb/Cu feet dry
S2	Concrete slab under CT should be 5” w (2) 6x6-6/6 welded wire in a 12’x17’ area.
S4	Add key detail for vault wall and roof connection
S4	Add Eye bolt detail to stand up linac at rig-in.
M2	Show dryer, air compressor and chiller with city water back-up.
M2	Show water (supply/return) and air pipping from linac pit to chiller with city waters back -up
M2	Exhaust fan for Dark room and block room
M2	Add AC grille supply for Dosimetry (heavy load due to PC, printers, etc)
M2	CT Simulator floor plan and Holding area is still showing the old lay out. See A2.0
M2	Add AC grille supplies for Electrical room ( CT transformer and possible power conditioner)
M2	Provide AC supplly and return to Communications closet
P2	CT Simulator floor plan is still showing the old lay out. See A2.0
P2	Drain w/ trap for film processor at Dark room
P3	Water supply for processor and city water back-up for chiller
E2	CT Simulator floor plan and Holding area is still showing the old lay out. See A2.0
E3	Electrical to dryer, air compressor and chiller in service yard.
E3	Electrical for LAP lasers.
E3	1/2” empty conduit for computer cable connecting all three LAP lasers to CT control area.
E3	Provide receptacles above and below counter at linac console. See A9.6
E4	Reflected ceiling in vault and CT is wrong. See A2.2
E6	1/2” empty conduit for computer cable connecting all three LAP lasers to CT control area.

Exhibit E

Exhibit “D”

Construction Contract

Document A101™ – 1997

Standard Form of Agreement Between Owner and Contractor

Where the basis of payment is a STIPULATED SUM

AGREEMENT made as of the Twenty-second day of November in the year of Two Thousand and Four

(In words, indicate day, month and year)

BETWEEN the Owner:

(Name, address and other information)

California Radiation Therapy Management Services, Inc. 2234 Colonial Boulevard Fort Meyers, FL 33907 Telephone Number: 239-931-7283 Fax Number: 239-931-7380

ADDITIONS AND DELETIONS:

The author of this document has added information needed for its completion. The author may also have revised the text of the original AIA standard form. An Additions and Deletions Report that notes added information as well as revisions to the standard form text is available from the author and should be reviewed. A vertical line in the left margin of this document indicates where the author has added necessary information and where the author has added to or deleted from the original AIA text.

This document has important legal consequences. Consultation with an attorney is encouraged with respect to its completion or modification.

AIA Document A201-1997, General Conditions of the Contract for Construction, is adopted in this document by reference. Do not use with other general conditions unless this document is modified.

This document has been approved and endorsed by The Associated General Contractors of America.

and the Contractor: (Name, address and other information)
ACN Construction, Inc. 7261 Garden Grove Blvd., Suite F Garden Grove, CA 92841 Telephone Number: 714-894-5174 Fax Number: 714-894-5172
The Project is: (Name and location)
21-Century Oncology 77-840 Flora Road Palm Desert, CA
The Architect is: (Name, address and other information)
Architectronix, Inc., Professional Corporation 3505 Cadillac Avenue, Suite F-l Costa Mesa, CA 92626 Telephone Number: 714-836-0702 Fax Number: 714-836-8442
The Owner and Contractor agree as follows.

AIA Document A101™ – 1997. Copyright © 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1967, 1974, 1977, 1980, 1987, 1991 and 1997 by the American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 15:17:46 on 12/10/2004 under Order No.1000148271_1 which expires on 11/22/2005, and is not for resale.

User Notes:	(2331588133)

1

ARTICLE 1 THE CONTRACT DOCUMENTS

The Contract Documents consist of this Agreement, Conditions of the Contract (General, Supplementary and other Conditions), Drawings, Specifications, Addenda issued prior to execution of this Agreement, other documents listed in this Agreement and Modifications issued after execution of this Agreement; these form the Contract, and are as fully a part of the Contract as if attached to this Agreement or repeated herein. The Contract represents the entire and integrated agreement between the parties hereto and supersedes prior negotiations, representations or agreements, either written or oral. An enumeration of the Contract Documents, other than Modifications, appears in Article 8.

ARTICLE 2 THE WORK OF THIS CONTRACT

The Contractor shall fully execute the Work described in the Contract Documents, except to the extent specifically indicated in the Contract Documents to be the responsibility of others.

ARTICLE 3 DATE OF COMMENCEMENT AND SUBSTANTIAL COMPLETION

§ 3.1 The date of commencement of the Work shall be the date of this Agreement unless a different date is stated below or provision is made for the date to be fixed in a notice to proceed issued by the Owner.

(Insert the date of commencement if it differs from the date of this Agreement or, if applicable, state that the date will be fixed in a notice to proceed.)

December 10, 2004

If prior to the commencement of the Work, the Owner requires time to file mortgages, mechanic’s liens and other security interests, the Owner’s time requirement shall be as follows:

§ 3.2 The Contract Time shall be measured from the date of commencement.

§ 3.3 The Contractor shall achieve Substantial Completion of the entire Work not later than 195 days from the date of commencement, or as follows:

(Insert number of calendar days. Alternatively, a calendar date may be used when coordinated with the date of commencement. Unless stated elsewhere in the Contract Documents, insert any requirements for earlier Substantial Completion of certain portions of the Work.)

Portion of Work	Substantial Completion Date

, subject to adjustments of this Contract Time as provided in the Contract Documents.

(Insert provisions, if any, for liquidated damages relating to failure to complete on time or for bonus payments for early completion of the Work)

N/A

ARTICLE 4 CONTRACT SUM

§4.1 The Owner shall pay the Contractor the Contract Sum in current funds for the Contractor’s performance of the Contract. The Contract Sum shall be One Million Nine Hundred Fifty-six Thousand Five Hundred Fifty-three Dollars and Zero Cents ($ 1,956,553.00), subject to additions and deductions as provided in the Contract Documents.

§ 4.2 The Contract Sum is based upon the following alternates, if any, which are described in the Contract Documents and are hereby accepted by the Owner:

(State the numbers or other identification of accepted alternates. If decisions on other alternates are to be made by the Owner subsequent to the execution of this Agreement, attach a schedule of such other alternates showing the amount for each and the date when that amount expires)

AIA Document A101™ – 1997. Copyright © 1915, 1918, 1925, 1937, 1951.1958,1961,1963, 1967, 1974, 1977, 1980, 1987, 1991 and 1997 by the American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of It, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 15:17:46 on 12/10/2004 under Order No. 1000148271 _1 which expires on 11/22/2005, and is not for resale.

User Notes:	(2331588133)

2

Delta One Included

§ 4.3 Unit prices, if any, are as follows:

Description	Units	Price ($ 0.00)

ARTICLE 5 PAYMENTS

§ 5.1 PROGRESS PAYMENTS

§ 5.1.1 Based upon Applications for Payment submitted to the Architect by the Contractor and Certificates for Payment issued by the Architect, the Owner shall make progress payments on account of the Contract Sum to the Contractor as provided below and elsewhere in the Contract Documents.

§ 5.1.2 The period covered by each Application for Payment shall be one calendar month ending on the last day of the month, or as follows:

§5.1.3 Provided that an Application for Payment is received by the Architect not later than the Tenth day of a month, the Owner shall make payment to the Contractor not later than the Thirty-first day of the following month. If an Application for Payment is received by the Architect after the application date fixed above, payment shall be made by the Owner not later than Twenty-one (21) days after the Architect receives the Application for Payment.

§ 5.1.4 Each Application for Payment shall be based on the most recent schedule of values submitted by the Contractor in accordance with the Contract Documents. The schedule of values shall allocate the entire Contract Sum among the various portions of the Work. The schedule of values shall be prepared in such form and supported by such data to substantiate its accuracy as the Architect may require. This schedule, unless objected to by the Architect, shall be used as a basis for reviewing the Contractor’s Applications for Payment.

§ 5.1.5 Applications for Payment shall indicate the percentage of completion of each portion of the Work as of the end of the period covered by the Application for Payment.

§ 5.1.6 Subject other provisions of the Contract Documents, the amount of each progress payment shall be computed as follows:

.1	Take that portion of the Contract Sum properly allocable to completed Work as determined by multiplying the percentage completion of each portion of the Work by the share of the Contract Sum allocated to that portion of the Work in the schedule of values, less retainage of Ten percent ( 10.00%). Pending final determination of cost to the Owner of changes in the Work, amounts not in dispute shall be included as provided in Section 7.3.8 of AIA Document A201-1997;

.2	Add that portion of the Contract Sum properly allocable to materials and equipment delivered and suitably stored at the site for subsequent incorporation in the completed construction (or, if approved in advance by the Owner, suitably stored off the site at a location agreed upon in writing), less retainage of Ten percent ( 10.00%);

.3	Subtract the aggregate of previous payments made by the Owner; and

.4	Subtract amounts, if any, for which the Architect has withheld or nullified a Certificate for Payment as provided in Section 9.5 of AIA Document A201-1997.

§ 5.1.7 The progress payment amount determined in accordance with Section 5.1.6 shall be further modified under the following circumstances:

AIA Document A101™ – 1997. Copyright © 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1967, 1974, 1977, 1980, 1987, 1991 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 15:17:46 on 12/10/2004 under Order No.1000148271_1 which expires on 11/22/2005, and is not for resale.

User Notes:	(2331588133)

3

.1	Add, upon Substantial Completion of the Work, a sum sufficient to increase the total payments to the full amount of the Contract Sum, less such amounts as the Architect shall determine for incomplete Work, retainage applicable to such work and unsettled claims; and

(Section 9.8.5 of AIA Document A201-1997 requires release of applicable retainage upon Substantial Completion of Work with consent of surety, if any.)

.2	Add, if final completion of the Work is thereafter materially delayed through no fault of the Contractor, any additional amounts payable in accordance with Section 9.10.3 of AIA Document A201-1997.

§ 5.1.8 Reduction or limitation of retainage, if any, shall be as follows:

(If it is intended, prior to Substantial Completion of the entire Work, to reduce or limit the retainage resulting from the percentages inserted in Sections 5.1.6.1 and 5.1.6.2 above, and this is not explained elsewhere in the Contract Documents, insert here provisions for such reduction or limitation.)

5% after substantial completion

§ 5.1.9 Except with the Owner’s prior approval, the Contractor shall not make advance payments to suppliers for materials or equipment which have not been delivered and stored at the site.

§ 5.2 FINAL PAYMENT

§ 5.2.1 Final payment, constituting the entire unpaid balance of the Contract Sum, shall be made by the Owner to the Contractor when:

.1	the Contractor has fully performed the Contract except for the Contractor’s responsibility to correct Work as provided in Section 12.2.2 of AIA Document A201-1997, and to satisfy other requirements, if any, which extend beyond final payment; and

.2	a final Certificate for Payment has been issued by the Architect.

§ 5.2.2 The Owner’s final payment to the Contractor shall be made no later than 30 days after the issuance of the Architect’s final Certificate for Payment, or as follows:

15 days, after the following the receipt of the following;

A. One set of redline “As-built plans indicating dimensions and conditions of the project as it was actually constructed, including such items as exact locations of concealed or buried piping or utilities, locations of equipment and ductwork, etc. and any changes made during the course of construction which were not officially documented by the architect.

B. Operating manuals for all Contractor-furnished equipment.

C. Model and serial numbers of all equipment installed in unit. Submitted on owner provided list.

D. HVAC balance report.

E. Subcontractors and Supplier acknowledgment of final payment and waiver of lien.

F. Contractor’s Affidavit with final application for payment and waiver of lien.

G. Completed punchlist accepted by the Owner.

H. Final Certificate of Occupancy.

ARTICLE 6 TERMINATION OR SUSPENSION

§ 6.1 The Contract may be terminated by the Owner or the Contractor as provided in Article 14 of AIA Document A201-1997.

§ 6.2 The Work may be suspended by the Owner as provided in Article 14 of AIA Document A201-1997.

ARTICLE 7 MISCELLANEOUS PROVISIONS

§ 7.1 Where reference is made in this Agreement to a provision of AIA Document A201-1997 or another Contract Document, the reference refers to that provision as amended or supplemented by other provisions of the Contract Documents.

AIA Document A101™ – 1997. Copyright © 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1967, 1974, 1977, 1980, 1987, 1991 and 1997 by the American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 15:17:46 on 12/10/2004 under Order No.1000148271_1 which expires on 11/22/2005, and is not for resale.

User Notes:	(2331588133)

4

§ 7.2 Payments due and unpaid under the Contract shall bear interest from the date payment is due at the rate stated below, or in the absence thereof, at the legal rate prevailing from time to time at the place where the Project is located.

(Insert rate of interest agreed upon, if any.)

Eight percent ( 8.00%) monthly

(Usury laws and requirements under the Federal Truth in Lending Act, similar state and local consumer credit laws and other regulations at the Owner’s and Contractor’s principal places of business, the location of the Project and elsewhere may affect the validity of this provision. Legal advice should be obtained with respect to deletions or modifications, and also regarding requirements such as written disclosures or waivers.)

§ 7.3 The Owner’s representative is:

(Name, address and other information)

Ricardo Andisco

2234 Colonial Boulevard

Fort Meyers, FL 33907

Telephone Number: 239-931-7283

Fax Number: 239-931-7380

Mobile Number: 239-841-2363

randisco@rtsx.com

§ 7.4 The Contractor’s representative is:

(Name, address and other information)

Jay Crumpley

7261 Garden Grove Blvd., Suite F

Garden Grove, CA 92841

Telephone Number: 714-894-5174

Fax Number: 714-894-5172

Mobile Number: 949-413-3439

jcrumpley@acnconstroction.com

§ 7.5 Neither the Owner’s nor the Contractor’s representative shall be changed without ten days written notice to the other party.

§ 7.6 Other provisions:

See Exhibit A-Base Bid, Exhibit B-Exclusions, Exhibit C-Responsibility Matrix, Exhibit D-Schedule, Exhibit E-Plan Sheet Revisions dated 10/8/2004, F-Plan Sheet & Equipment Manuals Dated 10/1/04 Any Reimbursables to be Paid within 21 days

ARTICLE 8 ENUMERATION OF CONTRACT DOCUMENTS

§ 8.1 The Contract Documents, except for Modifications issued after execution of this Agreement, are enumerated as follows:

§ 8.1.1 The Agreement is this executed 1997 edition of the Standard Form of Agreement Between Owner and Contractor, AIA Document A101-1997.

§ 8.1 .2 The General Conditions are the 1997 edition of the General Conditions of the Contract for Construction, AIA Document A201-1997.

§ 8.1.3 The Supplementary and other Conditions of the Contract are those contained in the Project Manual dated, and are as follows

AIA Document A101™ – 1997. Copyright © 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1967, 1974, 1977, 1980, 1987, 1991 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 15:17:46 on 12/10/2004 under Order No.1000148271_1 which expires on 11/22/2005, and is not for resale.

User Notes:	(2331588133)

5

Document	Title	Pages

§ 8.1.4 The Specifications are those contained in the Project Manual dated as in Section 8.1.3, and are as follows:

(Either list the Specifications here or refer to an exhibit attached to this Agreement.)

Title of Specifications exhibit:

§ 8.1.5 The Drawings are as follows, and are dated October 01, 2004 unless a different date is shown below:

(Either list the Drawings here or refer to an exhibit attached to this Agreement.)

Title of Drawings exhibit: Delta 1

§ 8.1.6 The Addenda, if any, are as follows:

Number	Date	Pages

Portions of Addenda relating to bidding requirements are not part of the Contract Documents unless the bidding requirements are also enumerated in this Article 8.

§ 8.1.7 Other documents, if any, forming part of the Contract Documents are as follows:

(List here any additional documents that are intended to form part of the Contract Documents. AIA Document A201-1997 provides that bidding requirements such as advertisement or invitation to bid, Instructions to Bidders, sample forms and the Contractor’s bid are not part of the Contract Documents unless enumerated in this Agreement. They should be listed here only if intended to be part of the Contract Documents.)

This Agreement is entered into as of the day and year first written above and is executed in at least three original copies, of which one is to be delivered to the Contractor, one to the Architect for use in the administration of the Contract, and the remainder to the Owner.

/s/ DANIEL E. DOSORETZ	/s/ Jay Crumpley
OWNER (Signature)	CONTRACTOR (Signature)

DANIEL E. DOSORETZ, MD, PRESIDENT	Jay Crumpley, Vice President
(Printed name and title)	(Printed name and title)

AIA Document A101™ – 1997. Copyright © 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1967, 1974, 1977, 1980, 1987, 1991 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 15:17:46 on 12/10/2004 under Order No.1000148271_1 which expires on 11/22/2005, and is not for resale.

User Notes:	(2331588133)

6

BUDGET LINE ITEM TRADE BREAKDOWN

Date:	October 29, 2004
Project Name:	21st Century Oncology		Non Building/
	Desert Business Park	Building SF:	Site Works SF:
	Riverside, CA	6,963	79,228

DESCRIPTION	AMOUNT	COST/SF	COST/SF
GRADING/EARTHWORK	103,465.00	included in site work sf	$1.31
SITE SURVEY	13,525.00	included in site work sf	$0.17
LANDSCAPING	90,447.00	N/A	$1.14
ASPHALT PAVING	41,000.00	N/A	$0.52
STRIPING/BUMPERS & BOLLARDS	7,900.00	N/A	$0.10
SITE CONCRETE	54,000.00	N/A	$0.68
MASONRY SITE WALLS	14,633.00	N/A	$0.18
TRASH ENCLOSURE GATES	3,200.00	N/A	$0.04
FINAL CLEAN UP (SITE)	2,500.00	N/A	$0.03
EROSION CONTROL	4,950.00	N/A	$0.06
SITE PLUMBING	118,166.00	N/A	$1.49
SITE ELECTRICAL	29,000.00	N/A	$0.37
CONCRETE	256,000.00	$36.77	N/A
ROOF LADDER	1,300.00	$0.19	N/A
ROUGH CARPENTRY	127,074.00	$18.25	N/A
ROOFING	61,600.00	$8.85	N/A
DRYWALL	44,700.00	$6.42	N/A
INSULATION	18,320.00	$2.63	N/A
PLASTER/STUCCO	109,740.00	$15.76	N/A
ACOUSTICAL CEILINGS	17,290.00	$2.48	N/A
DOORS/FRAMES/HARDWARE	49,148.00	$7.06	N/A
GLASS & GLAZING	27,958.00	$4.02	N/A
MILLWORK - PLASTIC LAMINATE	52,387.00	$7.52	N/A
PAINTING & WALL COVERING	16,140.00	$2.32	N/A
FLOORING & RUBBER BASE	27,009.00	$3.88	N/A
CERAMIC TILE	16,461.00	$2.36	N/A
STONE TOPS @ RECEPTION DESK	2,250.00	$0.32	N/A
WINDOW COVERING	2,250.00	$0.32	N/A
TOILET PARTITIONS & ACCESSORIES	15,605.00	$2.24	N/A
FIRE SPRINKLERS	10,970.00	$1.58	N/A
PLUMBING	84,635.00	$12.15	N/A
APPLIANCES	N.I.C	$—	N/A
HVAC	70,148.00	$10.07	N/A
ELECTRICAL	239,000.00	$34.32	N/A
FIRE LIFE SAFETY	N.I.C	$—	N/A
TELE / DATA CABLING	N.I.C	$—	N/A
FIRE EXTINGUISHER & CABINETS (4 ea)	1,200.00	$0.17	N/A
FINAL CLEAN UP (BUILDING)	750.00	$0.11	N/A
PROTECTION	1,500.00	$0.22	N/A
VAULT, DARK ROOM EQUIPMENT	N.I.C
CITY CONNECTION FEES (ALLOWANCE)	N.I.C
MISCELLANEOUS	N.I.C
PERMIT (ALLOWANCE)	N.I.C	$—	N/A

SUBTOTAL	$1,736,221.00	$180.00	$6.00

GENERAL CONDITIONS	1 19,000.00	$17.09	$1.50
INSURANCE	8,163.00	$1.17	$0.10
FEES	93,169.00	$13.38	$1.18

LUMP SUM TOTAL:	$1,956,553.00	$212.00	$9.00

7261 Garden Grove Blvd., Suite F	Garden Grove, California 92841	T 714.894.5174 F714.894.5172

Exhibit A

NOTES & CLARIFICATIONS:

•	Any additional work which is performed by ACN, Inc., will be reimbursed at a rate of $ 43.70 per hour for each carpenter and $ 26.55 per hour for each laborer.

•	All Owner furnished items, which may require Building Department Inspections, must adhere to the construction schedule in order to facilitate move-in date.

•	Within ten (10) working days, all delivery dates for material will be confirmed to facilitate move-in date.

•	Expedited submittal processes are necessary to meet current move-in date.

•	If and where an “ALLOWANCE” is listed in this budget, please make note that should the actual work exceed or change in scope, such work will be need to be reviewed and repriced accordingly.

EXCLUSIONS:

Correcting concealed conditions and base building deficiencies

Plan Check and Permit Fees

Work not specifically shown on the drawings

Increases in cost caused by the need to work outside of the standard trade sequence due to finishes not being selected or approved in a timely manner

Appliances

Access Panels not specifically shown on the drawings

Deputy Inspections and Testing

Any Wall covering

Pre-Action systems and/or FM 200 systems

Signage

Exhibit B

PALM DESERT PROJECT

SPECIALTY ITEMS SCHEDULE

Item	Supplied by Owner	Install by Owner	Install By GC
Linac Baseframe	*	(*)	(*)
Door frame	*		*
Neutron Door / Door operator	*	*
Leaded drywall / Doors / window	*		*
Linac Main diconnect/UVR	*		*
Linac/HDR keyswitch	*		*
Power conditioner	*		*
Chiller	*		*
Warning lights	*		*
In-use lights	*		*
Radiation detector	*	*
View boxes	*		*
Dark room film processor	*	*
(*)Align by Owner, grout-in by Contractor

LINAC Varian installation manual	**
CT GE installation manual	**
LASERS LAP installation manual	**
HDR Nucletron manual	**
Film Processor KODAK manual	**

**	Installation manuals/part of the contract

November, 2004

Exhibit C

Page 21st CENTURY ONCOLOGY PALM DESERT SCHEDULE

ID		Task Name	Duration	Start	Finish
1		SURVEY	6 days?	Wed 12/15/04	Wed 12/22/04
2		ROUGH GRADE & PAD/SITE	15 days?	Mon 12/13/04	Fri 12/31/04
3		UNDERGROUND PLUMB	13 days?	Thu 12/23/04	Mon 1/10/05
4		UNDERGROUND ELECT	17 days?	Thu 12/23/04	Fri 1/14/05
5		BULD & SITE CONCRETE	39 days?	Wed 1/5/05	Mon 2/28/05
6		MASONRY	10 days?	Mon 1/17/05	Fri 1/28/05
7		SOIL PREP	1 day?	Wed 1/19/05	Wed 1/19/05
8		SITE UNDERGROUND	18 days?	Wed 1/5/05	Fri 1/28/05
9		FRAMING	26 days?	Wed 2/16/05	Wed 3/23/05
10		STRUCT STEEL	3 days?	Mon 2/21/05	Wed 2/23/05
11		ROUGH HVAC	7 days?	Wed 3/23/05	Thu 3/31/05
12		ROUGH ELECT	16 days?	Mon 3/14/05	Mon 4/4/05
13		FIRE SPRINKLERS	5 days?	Wed 3/23/05	Tue 3/29/05
14		ROOFING	7 days?	Mon 3/21/05	Tue 3/29/05
15		SHEET METAL	29 days?	Mon 3/21/05	Thu 4/28/05
16		WINDOWS & STOREFRONT	5 days?	Mon 3/21/05	Fri 3/25/05
17		LATH & PLASTER	32 days?	Thu 3/10/05	Fri 4/22/05
18		INSULATION	3 days?	Tue 3/29/05	Thu 3/31/05
19		DOORS & JAMS	21 days?	Tue 3/1/05	Tue 3/29/05
20		DRYWALL & TAPE	17 days?	Thu 3/17/05	Fri 4/8/05
21		PAINTING	30 days?	Mon 3/21/05	Fri 4/29/05
22		LANDSCAPE	30 days?	Mon 4/4/05	Fri 5/13/05
23		FINISH ELECT & EQUIP	27 days?	Mon 4/25/05	Tue 5/31/05
24		FINISH PLUMBING	10 days?	Mon 4/4/05	Fri 4/15/05
25		ACOUSTICAL CEILING	7 days?	Mon 3/28/05	Tue 4/5/05
26		TILE & FLOOR COVERING	20 days?	Thu 3/24/05	Wed 4/20/05
27		MILLWORK	11 days?	Mon 3/28/05	Mon 4/11/05
28		COUNTER TOPS	4 days?	Wed 3/9/05	Mon 3/14/05
29		FINISH HVAC	7 days?	Thu 4/14/05	Fri 4/22/05
30		RESTROOM ACCES	4 days?	Mon 4/4/05	Thu 4/7/05
31		ASPHALT	3 days?	Fri 5/6/05	Tue 5/10/05
32		WINDOW COVERINGS	1 day?	Wed 6/15/05	Wed 6/15/05
33		FINAL CLEAN UP	6 days?	Wed 6/15/05	Wed 6/22/05

c 12, '04
Dec 19, '04
Dec 26, '04
S M T W T F S S M T W T F S S M T W T F S

Project: SCHEDULE
Date: Thu 12/9/04

Task	Milestone	External Tasks	
Split	Summary	External Milestone	
Progress	Project Summary	Deadline	

Page 1

Exhibit D 1 of 5

Page 21st CENTURY ONCOLO~~Y PALM DESERT SCHEDULE

Jan 2, '05
Jan 9, '05
Jan 16, '05
.. 3, '05
Jan 30, '05
Feb 6, '05
Feb
S M T W T F S

Project: SCHEDULE
Date: Thu 12/9/04

Task	Milestone	External Tasks
Split	Summary	External Milestone
Progress	Project Summary	Deadline

Page 2

Exhibit D 2 of 5

Page 21st CENTURY ONCOLO⌒Y PALM DESERT SCHEDULE

13, '05
Feb 20, '05
Feb 27, '05
Mar 6,
Mar 13, '05
Mar 20, '05
Mar 27,
M T W T F S S M T W T F S S M T W T F S S M T W T F S S M T W T F S S M T W T F S S M

Project: SCHEDULE Date: Thu 12/9/04	Task		Milestone	◆	External Tasks	
	Split		Summary		External Milestone	◆
	Progress		Project Summary		Deadline	⇩

Page 3

Exhibit D 3 of 5

Page 21st CENTURY ONCOLO~~Y PALM DESERT SCHEDULE

05
Apr 3, '05
Apr 10, '05
Apr 17, '05
Apr 24, '05
May 1, '05
T W T F S S M T W T F S S M T W T F S S M T W T F S S M T W T F S S M T W T F S S M

Project: SCHEDULE
Date: Thu 12/9/04

Task	Milestone	External Tasks
Split	Summary	External Milestone
Progress	Project Summary	Deadline

Page 4

Exhibit D 4 of 5

Page 21st CENTURY ONCOL⌐⌐Y PALM DESERT SCHEDULE

May 15, '05
May 22, '05
May 29, '05
Jun 5, '05
Jun 12, '05
Ju , '05
W T F S S M T W T F S S M T W T F S S M T W T F S S M T W T F S S M T W T F S S M T W

Project: SCHEDULE Date: Thu 12/9/04	Task	Milestone	◆	External Tasks	
	Split	Summary		External Milestone	◆
	Progress	Project Summary		Deadline	⇩

Page 5

Exhibit D 5 of 5

PALM SPRINGS PROJECT

Revision drawings dated 10/8/2004

A2.0	Delete chart closet 114b for rig-in equipment.
A2.0	Delete trench at CT from PDU to restroom.
A2.0	Delete VB in CT/Sim.
A2.0	Closet 145 B to become: Communications closet (lockable and AC)
A2.0	Add window in office 132
A3.0	The concrete thickness of the ceiling is 3’-6” and 5’-6” across the entire width of the room
A3.0	The concrete wall around the vault door should be 1‘-6” thick.
A5.1	Determine key detail between wall and roof concrete poures.
A6.1	Therapy vault control area 114 should be carpet
A6.1	All carpet areas should have carpet base binded.
A6.1	Block room 134 should have 9’-6” ceiling height.
A6.1	Therapy vault 150 should have 9’-6’ ceiling height.
A7.0	Interior elevation are incomplete for revision
A9.2	It is a duplicate from A9.1
A9.3	CT Simulator floor plan is still showing the old lay out. See A2.0
A9.3	Vault floor plan: The pit for air and water to the linac is on the opposite side.
A9.3	Vault floor plan: Delete 1‘-0”x1‘-4” ETR pit on the sink side.
A9.3	Concrete wall around door should be 1’-6” thick.
A9.4	CT Simulator floor plan is still showing the old lay out. See A2.0
A9.4	Delete CT simulator laser profile. We are using LAP lasers
A9.5	The floor plan showing the underground is not legible (Lines are too light)
A9.7	Details showing LAP lasers are for metal structure. Use a metal portico for wood trusses.
S1	Concrete density for therapy walls / roof: 152 Ib/Cu. Feet wet weight - 147 Ib/Cu feet dry
S2	Concrete slab under CT should be 5” w (2) 6x6-6/6 welded wire in a 12’x17’ area.
S4	Add key detail for vault wall and roof connection
S4	Add Eye bolt detail to stand up linac at rig-in.
M2	Show dryer, air compressor and chiller with city water back-up.
M2	Show water (supply/return) and air pipping from linac pit to chiller with city waters back -up
M2	Exhaust fan for Dark room and block room
M2	Add AC grille supply for Dosimetry (heavy load due to PC, printers, etc)
M2	CT Simulator floor plan and Holding area is still showing the old lay out. See A2.0
M2	Add AC grille supplies for Electrical room ( CT transformer and possible power conditioner)
M2	Provide AC supply and return to Communications closet
P2	CT Simulator floor plan is still showing the old lay out. See A2.0
P2	Drain w/ trap for film processor at Dark room
P3	Water supply for processor and city water back-up for chiller
E2	CT Simulator floor plan and Holding area is still showing the old lay out. See A2.0
E3	Electrical to dryer, air compressor and chiller in service yard.
E3	Electrical for LAP lasers.
E3	1/2” empty conduit for computer cable connecting all three LAP lasers to CT control area.
E3	Provide receptacles above and below counter at linac console. See A9.6
E4	Reflected ceiling in vault and CT is wrong. See A2.2
E6	1/2” empty conduit for computer cable connecting all three LAP lasers to CT control area.

Exhibit E

21st Century Oncology

77840 Flora Rd.,

Palm Desert, CA

10-1-04

T1.0	Title Sheet	10-1-04
1,2 of 2	Precise Grading Plan	10-27-04
1,2 of 2	Erosion control & storm water pollution prevention plan	10-27-04
1,2 of 2	On site water & sewer plan	11-03-04
A1.0	Site Plan	10-1-04
A1.1	Site Work Details	10-1-04
A2.0	Floor Plan	10-10-04
A2.1	Roof Plan	10-10-04
A2.2	Reflected Ceiling Plan	10-10-04
A3.0	Partial Plan (Therapy)	10-10-04
A3.1	Partial Plans and Interior Elevations (Restrooms)	10-1-04
A4.0	Exterior Elevations (North and West)	10-1-04
A4.1	Exterior Elevations (South and East)	10-1-04
A5.0	Building Sections	10-1-04
A5.1	Building Sections	10-1-04
A6.0	Door Schedule and Details	10-1-04
A6.1	Interior Finish Schedule & Door Details	10-10-04
A7.0	Interior Elevations	10-1-04
A7.1	Standard Millwork & Interior Elevations	10-1-04
A8.0	Details	10-10-04
A8.1	Details	10-1-04
A8.2	Details	10-1-04
A8.3	Details	10-1-04
A9.0	Radiology Equipment Details	10-1-04
A9.1	Dark Room Equipment Details	10-1-04
A9.2	Vault Installation Details	10-1-04
A9.3	Vault Door Details & Specs	10-1-04
A9.4	CT Simulator Details	10-10-04
A9.5	Vault Power Plan	10-10-04
A9.6	Vault Lighting Plan	10-1-04
A9.7	Details	10-1-04
FA.1	Facilities Access, ADA Information	10-1-04
FA.2	Facilities Access, ADA Information	10-1-04

SP-1	Specifications	10-1-04
SP-2	Specifications	10-1-04
SP-3	Specifications	10-1-04
SP-4	Specifications	10-1-04

S1	General Note & Details	10-1-04
S2	Foundation Plan	10-1-04
S3	Roof Framing Plan	10-1-04
S4	Details	10-1-04
S5	Details	10-1-04
S6	Building Sections	10-1-04

Ml	HVAC Schedules, Notes and Details	10-1-04
M2	HVAC Floor Plan	10-1-04
M3	HVAC Roof Plan	10-1-04
T24	Forms & Plans	10-1-04

P1	Plumbing Notes, Details, Legends & Specifications	10-1-04
P2	Plumbing Floor Plan, Waste and Vent	10-1-04

Exhibit F 1 of 2

P3	Plumbing Floor Plan – Water	10-1-04
P4	Plumbing Roof Plan	10-1-04
P5	Plumbing Isometric	10-1-04

El	Symbol List, Fixture Schedule, Title 24 calcs and Notes	10-1-04
E2	Electrical Power Plan	10-1-04
E3	Electrical Power Plan	10-1-04
E4	Electrical Lighting Plan	10-1-04
E5	Varian Therapy RM 150 Details	10-1-04
E6	CT Scanner/SIM RM 146 Details	10-1-04
E7	Single Line Diagram – Panel Schedules	10-1-04

L1	Irrigation plan	8-31-04
L2	Irrigation Specifications	8-31-04
L3	Planting Schematic Plan	8-31-04
L4	Planting Specifications and Details	8-31-04

End of Sheet Index.

Attached documents:

1.	See attached sheet Index (10-1-04)

2.	Structural Calculations prepared by Ken Okamoto & Associates

3.	Geotechnical Investigation Project # 544-3336 (03-09-596) prepared by Sladden Engineering

4.	Varian Medical systems Installation Data Package for 2100C(D), 2300C/D, 21EX, 23EX, Trilogy Equipment Information

5.	Varian Medical Systems Installation Data Package – On-Board Imager (OBl)/Trilogy Option for Clinac 2100C(D), 2300C/D, 21E/X 23EX ver. 1/2004

6.	Nucletron microSelectron-HDR.v2 Site Preparation Manual

7.	Installation and Room Preparation for LAP Laser Installation and Connection to the FocalSim workstation.

8.	Huestis Styro-Former documentation

9.	GE Medical Systems HiSpeed TC/I Preinstallation Operating Documentation - Direction 2152916-100 Revisions 3

10.	Kodak RP X-Omat Processor Nodel M6B – Site Specifications Publication Part No. 1C7070 May 1994.

Exhibit F 2 of 2

Exhibit “E”

Specialty Items

PALM DESERT PROJECT

SPECIALTY ITEMS SCHEDULE

Exhibit “A”

Item	Supplied by Devoto	Install by Devoto	Install By GC
Door frame	*		*
Neutron Door / Door operator	*	*
Leaded drywall / Doors / window	*		*
Linac Main diconnect/UVR	*		*
Linac/HDR keyswitch	*		*
Power conditioner	*		*
Chiller	*		*
Warning lights	*		*
In-use lights	*		*
Radiation detector	*	*
View boxes
Dark room film processor

November, 2004

Exhibit “F”

Business Terms of Lease

•	Triple net operating lease pursuant to which Lessee will be responsible for all expense arising from the use or operation of the property

•	Initial lease term of 10 – 15 years with 3 –4 renewal options of 5 years each

•	Rent based upon current market conditions and payable monthly in advance

•	Rent to be subject to annual escalators equal to the change in the CPI

Schedule 1

Construction Schedule

Page 21st CENTURY ONCOLO[illegible]Y PALM DESERT SCHEDULE

ID		Task Name	Duration	Start	Finish
1		SURVEY	6 days?	Wed 12/15/04	Wed 12/22/04
2		ROUGH GRADE & PAD/SITE	15 days?	Mon 12/13/04	Fri 12/31/04
3		UNDERGROUND PLUMB	13 days?	Thu 12/23/04	Mon 1/10/05
4		UNDERGROUND ELECT	17 days?	Thu 12/23/04	Fri 1/14/05
5		BULD & SITE CONCRETE	39 days?	Wed 1/5/05	Mon 2/28/05
6		MASONRY	10 days?	Mon 1/17/05	Fri 1/28/05
7		SOIL PREP	1 day?	Wed 1/19/05	Wed 1/19/05
8		SITE UNDERGROUND	18 days?	Wed 1/5/05	Fri 1/28/05
9		FRAMING	26 days?	Wed 2/16/05	Wed 3/23/05
10		STRUCT STEEL	3 days?	Mon 2/21/05	Wed 2/23/05
11		ROUGH HVAC	7 days?	Wed 3/23/05	Thu 3/31/05
12		ROUGH ELECT	16 days?	Mon 3/14/05	Mon 4/4/05
13		FIRE SPRINKLERS	5 days?	Wed 3/23/05	Tue 3/29/05
14		ROOFING	7 days?	Mon 3/21/05	Tue 3/29/05
15		SHEET METAL	29 days?	Mon 3/21/05	Thu 4/28/05
16		WINDOWS & STOREFRONT	5 days?	Mon 3/21/05	Fri 3/25/05
17		LATH & PLASTER	32 days?	Thu 3/10/05	Fri 4/22/05
18		INSULATION	3 days?	Tue 3/29/05	Thu 3/31/05
19		DOORS & JAMS	21 days?	Tue 3/1/05	Tue 3/29/05
20		DRYWALL & TAPE	17 days?	Thu 3/17/05	Fri 4/8/05
21		PAINTING	30 days?	Mon 3/21/05	Fri 4/29/05
22		LANDSCAPE	30 days?	Mon 4/4/05	Fri 5/13/05
23		FINISH ELECT & EQUIP	27 days?	Mon 4/25/05	Tue 5/31/05
24		FINISH PLUMBING	10 days?	Mon 4/4/05	Fri 4/15/05
25		ACOUSTICAL CEILING	7 days?	Mon 3/28/05	Tue 4/5/05
26		TILE & FLOOR COVERING	20 days?	Thu 3/24/05	Wed 4/20/05
27		MILLWORK	11 days?	Mon 3/28/05	Mon 4/11/05
28		COUNTER TOPS	4 days?	Wed 3/9/05	Mon 3/14/05
29		FINISH HVAC	7 days?	Thu 4/14/05	Fri 4/22/05
30		RESTROOM ACCES	4 days?	Mon 4/4/05	Thu 4/7/05
31		ASPHALT	3 days?	Fri 5/6/05	Tue 5/10/05
32		WINDOW COVERINGS	1 day?	Wed 6/15/05	Wed 6/15/05
33		FINAL CLEAN UP	6 days?	Wed 6/15/05	Wed 6/22/05

c 12, '04
Dec 19, '04
Dec 26, '04
S M T W T F S S M T W T F S S M T W T F S

Project: SCHEDULE
Date: Thu 12/9/04

Task
Split
Progress
Milestone
Summary
Project Summary
External Tasks
External Milestone
Deadline

Page 1

Exhibit D 1 of 5

Page 21st CENTURY ONCOLOGY PALM DESERT SCHEDULE

Jan 2, '05
Jan 9, '05
Jan 16, '05
Jan 30, '05
Feb 6, '05
Feb
S M T W T F S

Project: SCHEDULE Date: Thu 12/9/04	Task	Milestone	◆	External Tasks	
	Split	Summary		External Milestone	◆
	Progress	Project Summary		Deadline	⇩

Page 2

Exhibit D 2 of 5

Page 21st CENTURY ONCOLOGY PALM DESERT SCHEDULE

13, '05
Feb 20, '05
Feb 27, '05
Mar 6,
Mar 13, '05
Mar 20, '05
Mar 27,
M T W T F S S M T W T F S S M T W T F S S M T W T F S S M T W T F S S M T W T F S S M

Project: SCHEDULE
Date: Thu 12/9/04

Task
Split
Progress
Milestone
Summary
Project Summary
External Tasks
External Milestone
Deadline

Page 3

Exhibit D 3 of 5

Page 21st CENTURY ONCOL[illegible]Y PALM DESERT SCHEDULE

Apr 3, '05
Apr 10, '05
Apr 24, '05
May 1, '05
T W T F S S M T W T F S S M T W T F S S M T W T F S S M T W T F S S M T W T F S S M

Project: SCHEDULE
Date: Thu 12/9/04

Task		Milestone	◆	External Tasks	
Split		Summary		External Milestone	◆
Progress		Project Summary		Deadline	⇩

Page 4

Exhibit D 4 of 5

Page 21st CENTURY ONCOL^^Y PALM DESERT SCHEDULE

May 15, '05
May 22, '05
May 29, '05
Jun 5, '05
Jun 12, '05
Ju, '05
W T F S S M T W T F S S M T W T F S S M T W T F S S M T W T F S S M T W T F S S M T W

Project: SCHEDULE
Date: Thu 12/9/04

Task	Milestone	External Tasks
Split	Summary	External Milestone
Progress	Project Summary	Deadline

Page 5

Exhibit D 5 of 5

Schedule 2

Project Estimated Cost (Budget)

and

Contract Construction Cost

PALM SPRINGS PROJECT

Estimated costs

Building area 6,963 square feet

Land, land development	700,000.00
Architectural-Engineering MEP	95,000.00
Civil Engineering	25,000.00
Permit Fees, expediter.	100,000.00
Treshold inspector, testing	20,000.00
Construction Contract	1,956,553.00
Estimated change orders +/-	150,000.00
Specialty items	125,000.00
Contingency	100,000.00

Total estimated cost	3,271,553.00

Not included :

Equipment	—
Furniture, artwork signs	50,000.00
Office supplies	—
Medical supplies	—
IT	—

December 2004

BUDGET LINE ITEM TRADE BREAKDOWN

Date:	October 29, 2004
Project Name:	21st Century Oncology		Non Building/
	Desert Business Park	Building SF:	Site Work SF:
	Riverside, CA	6,963	79,228

DESCRIPTION	AMOUNT	COST/SF	COST/SF
GRADING/EARTHWORK	103,465.00	included in site work sf	$1.31
SITE SURVEY	13,525.00	included in site work sf	$0.17
LANDSCAPING	90,447.00	N/A	$1.14
ASPHALT PAVING	41,000.00	N/A	$0.52
STRIPING/BUMPERS & BOLLARDS	7,900.00	N/A	$0.10
SITE CONCRETE	54,000.00	N/A	$0.68
MASONRY SITE WALLS	14,633.00	N/A	$0.18
TRASH ENCLOSURE GATES	3,200.00	N/A	$0.04
FINAL CLEAN UP (SITE)	2,500.00	N/A	$0.03
EROSION CONTROL	4,950.00	N/A	$0.06
SITE PLUMBING	118,166.00	N/A	$1.49
SITE ELECTRICAL	29,000.00	N/A	$0.37
CONCRETE	256,000.00	$36.77	N/A
ROOF LADDER	1,300.00	$0.19	N/A
ROUGH CARPENTRY	127,074.00	$18.25	N/A
ROOFING	61,600.00	$8.85	N/A
DRYWALL	44,700.00	$6.42	N/A
INSULATION	18,320.00	$2.63	N/A
PLASTER/STUCCO	109,740.00	$15.76	N/A
ACOUSTICAL CEILINGS	17,290.00	$2.48	N/A
DOORS/FRAMES/HARDWARE	49,148.00	$7.06	N/A
GLASS & GLAZING	27,958.00	$4.02	N/A
MILLWORK - PLASTIC LAMINATE	52,387.00	$7.52	N/A
PAINTING & WALL COVERING	16,140.00	$2.32	N/A
FLOORING & RUBBER BASE	27,009.00	$3.88	N/A
CERAMIC TILE	16,461.00	$2.36	N/A
STONE TOPS @ RECEPTION DESK	2,250.00	$0.32	N/A
WINDOW COVERING	2,250.00	$0.32	N/A
TOILET PARTITIONS & ACCESSORIES	15,605.00	$2.24	N/A
FIRE SPRINKLERS	10,970.00	$1.58	N/A
PLUMBING	84,635.00	$12.15	N/A
APPLIANCES	N.I.C	$—	N/A
HVAC	70,148.00	$10.07	N/A
ELECTRICAL	239,000.00	$34.32	N/A
FIRE LIFE SAFETY	N.I.C	$—	N/A
TELE / DATA CABLING	N.I.C	$—	N/A
FIRE EXTINGUISHER & CABINETS ( 4 ea)	1,200.00	$0.17	N/A
FINAL CLEAN UP (BUILDING)	750.00	$0.11	N/A
PROTECTION	1,500.00	$0.22	N/A
VAULT, DARK ROOM EQUIPMENT	N.I.C
CITY CONNECTION FEES (ALLOWANCE)	N.I.C
MISCELLANEOUS	N.I.C
PERMIT (ALLOWANCE)	N.I.C	$—	N/A

SUBTOTAL	$1,736,221.00	$180.00	$6.00

GENERAL CONDITIONS	119,000.00	$17.09	$1.50
INSURANCE	8,163.00	$1.17	$0.10
FEES	93,169.00	$13.38	$1.18

LUMP SUM TOTAL:	$1,956,553.00	$212.00	$9.00

7261 Garden Grove Blvd., Suite F	Garden Grove, California 92841	T 714.894.5174 F714.894.5172